Exhibit 99.1
Trinity Industries, Inc. Investor Presentation

Forward Looking Statements This presentation contains "forward looking statements" as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, beliefs and future financial performance, or assumptions underlying or concerning matters herein. These statements that are not historical facts are forward looking. Readers are directed to Trinity's Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made.

Executive Summary Trinity is pleased to provide an overview of 2005 and YTD 2006 operating performance, along with an update on our near term outlook Recent performance has been very strong, reflecting positive strong industry fundamentals Rail industry is at highest backlog since the early 1980's (88,200; Trinity = ~30% ) Strong demand across all sectors supported by changing structural dynamics Increase in consolidated EBITDA margins from 5% in FY 2004 to 10% in FY 2005 Q1 06 EBITDA margin improved to 13% vs. 6% in Q1 05 Trinity remains committed to the strategic growth of its lease fleet and is in the process of raising additional capital to fund new lease fleet investments Increased fleet investment capitalizes on favorable industry dynamics and dampens volatility of underlying operating performance $450mm convertible bond (potentially up to $500mm) Use of proceeds to support leasing capex and possible repayment of outstanding debt Trinity remains committed to preserving a strong balance sheet

Key Investment Considerations Solid Industry Fundamentals Strong backlog and shipment projections fueled by robust economic growth and commodity demand Favorable impact of legislation Industry Leadership Market leader in each of its segments in various geographies, especially in higher margin railcars Diverse End Markets Presence in diversified transportation, industrial, construction and energy sectors as well as captive leasing operations Solid Financial Performance Across Segments Significant top line growth in each of its segments resulting from internal expansion combined with strong economic trends Meaningful improvement in profitability driven by margin expansion as well as volume growth Focus on low cost production Attractive return on investment on leasing operations Strong Growth Trajectory Positive longer term trends in industry Significant increase in leasing operations

EBITDA Margin Line 3 Revenue EBITDA Stack 2 Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2002 0.063 1487.3 93.504 50 2003 0.073 1432.8 13.4 125 2004 0.052 2198.1 14.1 200 2005 0.1 2902 170.4 275 LTM 3/31/06 0.1141 3016 226.1 350 2006P 0.1296 3217.242 449.311 Trinity Highlights 2005 was another growth year for Trinity, resulting in strong revenue and profitability Reported net income of $86.3mm for the year ended 12/31/05, as compared to a loss of $9.3mm in 12/31/04 Revenues jumped by 32% to $2.9 billion (the second highest ever in the Company's history), more than double 2003's $1.4 billion Majority of revenue increase was a result of internal expansion initiatives rather than acquisitions All of Trinity's North American businesses experienced double-digit percentage revenue growth and achieved profitability Trinity's Revenue Summary 2003-LTM 3/31/06(1) (1) After eliminations Revenue Line 3 Revenue Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 1487.3 1487.3 2003 1432.8 1432.8 2004 2198.1 2198.1 2005 2902 2902 LTM 3/31/06 3016 3016 2006P 3258.3972 3285 Q1 06 maintained the momentum from 2005 and Trinity posted record results Reported net income of $37.0mm in Q1 06, as compared to $6.0mm in Q1 05 Revenues increased 18% to $760.9mm compared to $646.9mm for the same period in 2005 Trinity's operating profit was higher during this quarter than any March-ending quarter in the Company's history Operating margins in all of Trinity's five reporting segments improved as compared to the same quarter last year Trinity's Operating Profit Summary 2003-LTM 3/31/06(1) (1) After eliminations 0.9% 0.6% 5.9% 7.5% ($mm) ($mm)

Trinity Highlights (cont.) Strong North American Demand drivers: Improving North American economy Strong market demand in all lines of business Favorable legislation Productivity improvements Good weather conditions for construction North America railcar demand remained strong as the economy improved and customers continued to replace aging railcars. Trinity's lease fleet grew significantly during 2005, adding a record 5,256 new Trinity-produced railcars. In 2005 we experienced more construction friendly weather, which contributed to an overall increase of 16.8% in Construction Products Group revenue and an overall increase of 57.7% in profitability. Regional economic health remains strong with good visibility. Trinity's Inland Barge backlog increased from $99mm at the end of 2004 to $335mm at the end of 2005. Trinity is fully booked for 2006 and is taking orders for 2007 production slots. The Energy Equipment Group grew significantly during 2005. Revenues rose from $154mm in 2004 to $236.6mm in 2005, a 53.6% increase. Operating profit for the year increased 115% or $16.7mm. Rail Group Construction Products Inland Barge Energy Equipment Railcar Leasing Other Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 629.4 504.8 211.7 143.1 114.7 39.5 2003 494.507035 488.808924 170.538485 121.289928 153.761201 3.853989 2004 1080.657817 576.38979 210.350148 146.31383 181.03332 3.391322 2005 1555.502888 670.319225 240.653261 226.461963 203.741354 5.274216 LTM 3/31/06 1555.502888 696.8 277.8 258.1 207.5 45.3 2006P 1652.727984 731.867763 347.315914 319.238868 229.635804 4.069906 Trinity's Historical Segment Revenue $1,433 $2,198 $2,902 $3,016 Trinity's Operating Profit by Segment ($mm) Railcar 77.5 Construction Products 69.4 Inland Barge 25.7 Energy Equipment 37.1 Railcar Leasing & Mgmt 59.8 All other Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 LTM 3/31/2006

Congressional & Regulation Improvements Positive for Growth of Other Segments Federal Highway Bill provides growth opportunity Bill provides $286.5 billion over six years The Bill provides a 31% increase over the previous funding levels Each state is guaranteed at least a 21% increase over amounts provided by previous Bill Increasing export opportunities for proprietary products Recent passage of Energy Bill extended tax credits for two years, to 2007 U.S. wind power slated to grow with emphasis on renewable energy sources Proprietary Highway Safety Products Guardrail U.S. Wind Power Capacity Net Additions Structural Wind Towers 2002 410 2003 1687 2004 389 2005 2400 2006P 3400 2007P 3600 2008P 3750 2009P 4000 2010P 4200 Source: Emerging Energy Research; 12/31/2005

FY 2005: Shipped approximately 22,930 railcars in North America, or approximately 33% of total North American shipments North American order backlog was approximately 18,800 railcars, or approximately 27% of the total North American backlog as reported by the Railway Supply Institute, Inc. Q1 06: Shipments increased 16.0% to 6,164 cars in Q1 06 from 5,316 in Q1 05 Orders totaled 12,941, representing highest quarter since Q1 98 North American order backlog was approximately 25,541 railcars in Q1 06 vs. 17,300 in Q1 05 (both 29% of industry backlog) Backlog value = $1.9 billion at 3/31/2006 Revenue Operating Profit Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2003 734637 -6.2 2004 1255892 -18.5 2005 1953525 93.7 LTM 3/31/2006 2096415 141.9 Railcar 77.5 Construction Products 69.4 Inland Barge 25.7 Energy Equipment 37.1 Railcar Leasing & Mgmt 59.8 All other Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Rail Group Largest volume producer of freight and tank railcars in North America. Plants in the United States and Mexico manufacture a full line of railcars, including tank cars, box cars, gondolas, intermodal cars, covered and open hoppers and auto carriers. Trinity is the largest North American manufacturer of railcar axles and coupling devices, and also manufactures and sells railcar components such as auto carrier doors and accessories, discharge gates, yokes and hitches. FY 2005 & Q1 06 Highlights Rail Group Historical Operating Profit/(Loss)(1) (1) Before eliminations ($mm) (0.8%) 6.9% (1.5%) 4.8% ($6.2) ($18.5) $93.7 $141.9

Industry Shipments 1956 67080 1957 99590 1958 42760 1959 37819 1960 57047 1961 31720 1962 36554 1963 44960 1964 69330 1965 77828 1966 90104 1967 83095 1968 56232 1969 69028 1970 65970 1971 54696 1972 47460 1973 59875 1974 66563 1975 72337 1976 52504 1977 51142 1978 67286 1979 84869 1980 80470 1981 41435 1982 15515 1983 5570 1984 12376 1985 11674 1986 11508 1987 13645 1988 22524 1989 29617 1990 32063 1991 24674 1992 25761 1993 35239 1994 53281 1995 60853 1996 57877 1997 50396 1998 75685 1999 74223 2000 55791 2001 34260 2002 17714 2003 32184 2004 47801 2005 69759 2006P 75550 2007P 66300 2008P 60750 2009P 60225 2010P 61250 2011P 61450 1,211,000 railcars = 60,500 cars per year avg. 1964-1983 731,000 railcars = 36,500 cars per year avg. 1984-2003 Rail Industry Shipment Summary and Projections Sources: Historical data per the Railway Supply Institute; projected periods per Global Insight and EPA reports 25 years from peak 64,254 cars per year avg. 2006P - 2011P A look at two 20-year periods of time: Major industry Consolidation after the peak in the late 1970's Change in tax status affected shipments

Revenue Operating profit Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 49892 2003 41 2004 42 2005 55.8 LTM 3/31/2006 59.8 Railcar Leasing and Management Services Group ("TILC") Provider of comprehensive railcar leasing and fleet management services. Trinity's owned and leased fleet is over 26,000 railcars; in addition, Trinity manages a fleet of over 60,000 railcars Provides a strong connection with end- users of railcars. Fleet additions for 2006 are expected to range between $450 - $550 million Trinity Leasing's capabilities provide the following advantages: Leasing and Mgmt Services Historical Operating Profit(1) Railcar 77.5 Construction Products 69.4 Inland Barge 25.7 Energy Equipment 37.1 Railcar Leasing & Mgmt 59.8 All other Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Strategic Position Operating Benefits Financial Results Leasing complements product offering (one-stop shopping) Provides Trinity's rail customers option to purchase or lease Ideal method for introduction of new products Assists in balancing and extending production lines Minimizes administrative issues Strategic fleet sales take advantage of market conditions Leasing provides attractive return on investment Minimizes cyclical exposure to company Revenue and cash flow diversification for Trinity (1) Before eliminations ($mm) 26.7% 23.2% 27.4% 28.8%

Trinity's Lease Fleet Growth Railcar 77.5 Construction Products 69.4 Inland Barge 25.7 Energy Equipment 37.1 Railcar Leasing & Mgmt 59.8 All other Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Revenue Owned Leased Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 1995 5000 1516 1996 6181 1516 1997 6658 1516 1998 6918 1513 1999 8684 1513 2000 11830 1513 2001 13280 4389 2002 15098 4364 2003 18599 7557 2004 20313 10849 2005 24877 10825 3/1/2006 26009 10253 2006P 21021 10826 2007P 27688 10826 2008P 34354 10826 2009P 41021 10826 2010P 47688 10826 Lease Fleet TILC's fleet has grown from 5,000 railcars in 1995 to over 26,000 today, a 400% increase

Trinity's Lease Fleet Utilization Revenue EBITDA Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 1995 0.999 1996 0.999 1997 0.997 1998 0.995 1999 0.972 2000 0.966 2001 0.944 2002 0.945 2003 0.981 2004 0.99 2005 0.995 3/1/2006 0.992 Lease Fleet Utilization Railcar 77.5 Construction Products 69.4 Inland Barge 25.7 Energy Equipment 37.1 Railcar Leasing & Mgmt 59.8 All other Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 TILC's fleet has historically maintained strong utilization rates with average utilization of 98.1% since 1995 The average age of the fleet is 4.8 years and the average remaining term of the leased cars is 6.3 years

Revenue Operating profit Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2003 -4.7 2004 -14.8 2005 15.7 LTM 3/31/2006 25.7 Railcar 77.5 Construction Products 69.4 Inland Barge 25.7 Energy Equipment 37.1 Railcar Leasing & Mgmt 59.8 All other Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Inland Barge is poised for growth: Revenues up 14% in 2005 & 82.6% in Q1 06 vs. Q1 05 Profitability dramatically improving - Operating Profit/(Loss) margins increased from (7.0%) in FY 2004 to 6.5% in FY 2005 Trinity backlog of $327mm at Q1 06 vs. $89mm at Q1 05 Received firm order from Ingram Barge Company for 250 barges to be built in 2007 Replacement demand driver: 7,000 out of 17,800 hopper barges, or 39%, are 21+ years old 1,650 out of 2,750 tank barges, or 60%, are 21+ years old Inland Barge Group Largest manufacturer of barges that transport goods through U.S. inland waterways. Dry cargo barges transport grain, coal and aggregates. The Inland Barge Group also manufactures tank barges that carry liquid products. Largest U.S. manufacturer of fiberglass hopper barge covers used primarily on grain barges. Multiple barge manufacturing facilities strategically positioned on inland waterways enabling rapid delivery. Inland Barge Group Highlights Inland Barge Group Historical Operating Profit/(Loss) (1) Tank Barges Hopper Barges Transports grain & coal Transports liquids (1) Before eliminations ($mm) (7.0%) 6.5% (2.8%) 9.3%

Estimated Retirements New Builds 1999 1019 931 2000 1201 831 2001 862 655 2002 1139 596 2003 947 280 2004 942 510 2005 714 328 Age 0-5 Years 2459 6-10 Years 5461 11-15 Years 2677 16-20 Years 1306 21-25 Years 2738 26+ Years 5916 42% are 21+ years old Inland Barge Segment: Growth is Expected to be Driven by Replacement Demand Source: Information from industry sources and company estimates; as of 12/31/2005 12% 27% 13% 6% 29% 13% Retirements Have Exceeded New Builds - Hopper & Tank Age of North American Hopper & Tank Barge Fleet

Revenue OP Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2003 37.5 2004 40.4 2005 63.7 LTM 3/31/2006 69.4 Railcar 77.5 Construction Products 69.4 Inland Barge 25.7 Energy Equipment 37.1 Railcar Leasing & Mgmt 59.8 All other Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Revenues up 17% in 2005 & 15% in Q1 06 vs. Q1 05 Nationwide producer of Highway Safety products Positioned in Texas with Concrete, Aggregates, and Bridge Structures Demand tied to construction projects Outlook positive Consistent contributor to cash flow Operating Profit margins of 9.4% in 2005 Construction Products Group Leading Texas producer of concrete, aggregates and structural bridge beams and offers one of the largest, most complete selections of weld pipe fittings in the United States. Trinity manufactures more highway guardrails than any other U.S. company and has a line of proprietary products that includes guardrail end treatments and crash cushions. Construction Products Group Highlights Construction Products Group Historical Operating Profit(1) Concrete & Aggregates 377 Highway Products 210.8 Other 109 All other Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 LTM 3/31/06 Revenue Mix (1) Before eliminations ($mm) 7.7% 7.0% 9.4% 10.0%

Revenue OP Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2003 9.3 2004 14.5 2005 31.2 LTM 3/31/2006 37.1 Railcar 77.5 Construction Products 69.4 Inland Barge 25.7 Energy Equipment 37.1 Railcar Leasing & Mgmt 59.8 All other Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Tank Containers: Consistent and mature business Trinity has taken cost out of the business Improved processes Elimination of non-profitable products Consolidated North American operations Structural Wind Towers: Market leader in Texas Major supplier to GE Converted Trinity plants previously idled during last cyclical downturn Energy Equipment Group Manufactures and sells products for energy related businesses, including structural wind towers, tank heads and pressure and non-pressure containers for the storage and transportation of liquefied gases and other liquid and dry products. Tank products include liquefied petroleum gas (LPG) container tanks, storage tanks, spherical tanks and cylinders. Leading U.S. producer of tank containers and tank heads for pressure vessels and the largest LPG container manufacturer in Mexico. Energy Equipment Group Highlights Energy Equipment Group Historical Operating Profit 1) Energy Equipment Group Historical Operating Profit 1) (1) Before eliminations 7.4% 9.4% 13.2% ($mm) 14.4%

Summary of Strong Industry Dynamics Railcar and Railcar Leasing and Management Services Group: Growth of the economy Increased demand for coal, ethanol, grain and cement Replacement cycle conditions Age of Rail fleet - 44% of railcars, or approximately 700,000 railcars, are over 25 years old Strong backlog and shipment projections Trinity's backlog was 25,541 railcars at Q1 06 vs. approximately 17,300 at Q1 05 Industry shipments of 75,550 projected for 2006 vs. 69,759 for 2005 Inland Barge Group: Replacement cycle conditions 39% of hopper barges and 60% of tank barges are 21+ years old Strong backlog and shipment projections Trinity's backlog was $327mm at Q1 06 vs. $89mm at Q1 05 Construction Products Group: Passage of the Federal Highway Bill $286 billion vs. $218 billion in the previous Bill Directly impacts Trinity's Concrete, Aggregates, Highway Safety, and Structural Bridge businesses Energy Equipment Group: Passage of the Energy Bill Provides a tax credit for Wind Energy for 2006 and 2007 The Bill provides additional revenue sources for the Rail sector as well Current Oil Price/Barrel: Increasing demand for more cost efficient rail & barge shipping

Trinity's Strategic Summary Trinity plans to maximize current earnings during the upswing Diversify earnings base to stabilize cyclical downswings Position cyclical manufacturing operations in lower cost labor markets Grow company by deploying a persistent and patient acquisition strategy Aggressively pursue new sales channels to provide manufacturing continuity Maximize leasing expertise to provide opportunities to become closer to the end-users of our products Divest non-performing assets, reduce working capital, and rationally invest in new capital in the portfolio